SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            COMPUTER PRODUCTS, INC.
               (Name of Registrant as Specified in Its Charter)

                            COMPUTER PRODUCTS, INC.
                  (Name of Persons(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions apply:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
  (2) Form, schedule or registration statement no.:
  (3) Filing party:
  (4) Date filed:

                            COMPUTER PRODUCTS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, MAY 8, 1997

To the Stockholders:

     The Annual Meeting of the Stockholders of Computer Products, Inc. (the "Company") will be held on Thursday, May 8, 1997, at 10:00 A.M., local time, at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida, for the following purposes:

     1. To elect six directors to hold office until the Annual Meeting of Stockholders in 1998 and until their respective successors have been duly elected and qualified;

     2. To approve the Company's 1990 Performance Equity Plan, as amended (the "Performance Plan"), including an amendment to increase the number of shares currently available for grant;

     3. To approve the Company's Performance Plan including an amendment to increase the number of shares available for grant in future years; and

     4. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 11, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders (the "Meeting"). Only stockholders of record at the close of business on this date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                        By Order of the Board of Directors

                                        RICHARD J. THOMPSON
                                        SECRETARY

March 20, 1997

     YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES IN PERSON.

                                PROXY STATEMENT

                            COMPUTER PRODUCTS, INC.
                          7900 GLADES ROAD, SUITE 500
                           BOCA RATON, FLORIDA 33434

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 1997

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Computer Products, Inc., a Florida corporation (the "Company"), to be voted at the 1997 Annual Meeting of Stockholders (the "Meeting") and at any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting is to be held on Thursday, May 8, 1997, at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida at 10:00 A.M., local time.

     The principal executive offices of the Company are located at 7900 Glades Road, Suite 500, Boca Raton, Florida 33434 (telephone no.: 561-451-1000). The enclosed proxy and this Proxy Statement are being first sent to stockholders of the Company on or about March 20, 1997.

SOLICITATION AND REVOCATION

     Proxies in the form enclosed are solicited by, or on behalf of, the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. If a quorum, consisting of a majority of the outstanding shares of common stock, $.01 par value (the "Common Stock"), of the Company is present at the Meeting, in person or by proxy, (i) the directors shall be elected by the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote thereon at such meeting; (ii) approval of the Company's 1990 Performance Equity Plan, as amended (the "Performance Plan") including an Amendment ("Amendment No. 1") to increase the number of shares of Common Stock currently reserved for issuance pursuant to awards which may be granted thereunder shall require approval by a majority of the shares present at the Meeting and entitled to vote on such matter; (iii) approval of the Performance Plan including an Amendment ("Amendment No. 2") to increase in the future the number of shares of Common Stock reserved for issuance pursuant to awards which may be granted thereunder shall require approval by a majority of the shares present at the Meeting and entitled to vote on such matter; and (iv) the affirmative vote of a plurality of the shares present at the Meeting and entitled to vote will be required to act on all other matters to come properly before the Meeting. Abstentions and shares of record held by a broker or nominee ("Broker Shares") that are voted on any matter will be included in determining the existence of a quorum and will be counted in determining whether a proposal has been approved. Broker Shares that are not voted on any matter are treated as shares as to which voting power has been withheld by the beneficial owners of such shares and, therefore, as shares not entitled to vote on the proposal, and will not be included in determining the existence of a quorum. Non-voted Broker Shares will, therefore, not have an effect on any proposal to come before the Meeting.

     Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of all the nominees for directors named herein; (ii) "FOR" the approval of the Performance Plan as amended by Amendment No. 1 and (iii) "FOR" the approval of the Performance Plan as amended by Amendment No. 2. In the event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting or by executing another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

     The costs of soliciting proxies will be borne by the Company. The solicitation of proxies will be made primarily by mail, but, in addition, may be made by directors, officers and employees of the Company, personally or by telephone or telegraph. The Company will reimburse brokers, nominees and fiduciaries for their out-of-pocket and clerical expenses in transmitting proxies and related materials to beneficial owners. The Company also has retained D.F. King & Co. to assist in soliciting proxies for a fee of approximately $5,000 plus reimbursement of out-of-pocket expenses.

ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended January 3, 1997 ("Fiscal 1996"), which contains audited financial statements, is being mailed with this Proxy Statement to all persons who were stockholders of record as of the close of business on March 11, 1997.

RECORD DATE; OUTSTANDING SHARES

     The Board of Directors has fixed the close of business on March 11, 1997 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. At the close of business on that date, an aggregate of 23,885,096 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be voted upon at the Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.

                              SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of the close of business on March 11, 1997, information as to those stockholders which are known by the Company to beneficially own more than 5% of its outstanding Common Stock (based solely upon filings by each of said holders with the Securities and Exchange Commission on
Schedule 13D or Schedule 13G of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))

                                          NUMBER OF SHARES       PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED(1)    COMMON STOCK
------------------------------------    ---------------------    ------------
Dresdner Bank AG
RCM Capital Management L.L.C.
RCM Limited L.P.(2)
RCM General Corporation(2)
RCM Capital Funds, Inc.(2)
 Four Embarcadero Center
 Suite 2900
 San Francisco, California   .........        3,502,000              14.66%
----------------
(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.

(2) Dresdner Bank AG ("Dresdner") is the parent holding company of RCM Capital Management L.L.C. ("RCM") and may, therefore, be deemed to beneficially own 3,502,000 shares owned by RCM with respect to which Dresdner has neither dispositive nor voting power. RCM is a registered investment advisor which directly and beneficially owns 3,502,000 shares of Common Stock, with sole dispositive power with respect to 3,334,600 of such shares, shared dispositive power with respect to 167,400 shares and with sole voting power with respect to 3,076,300 of such shares. In its capacity as investment adviser, RCM may have discretionary authority to dispose of or to vote securities that are under its management, and as a result may be deemed to beneficially own such securities. However, RCM does not have any economic interest in such securities; clients are the actual owners of the 3,502,000 shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. RCM Limited L.P. ("RCM Limited") is the managing agent of RCM and RCM General Corporation ("RCM General") is the general partner of RCM Limited. RCM Limited and RCM General may be deemed to have beneficial ownership of the securities beneficially owned by RCM.

OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of the close of business on March 11, 1997, information concerning beneficial ownership of the Common Stock of the Company by each director and nominee for election as a director of the Company, the Named Executives (as defined below) who are currently serving as executive officers, and all directors and current executive officers as a group (based upon information furnished by such persons):

                                        NUMBER OF SHARES          PERCENT OF
NAME                                BENEFICIALLY OWNED(1)(2)      COMMON STOCK
----                                ------------------------      ------------
Joseph M. O'Donnell ............                 606,820                2.49%
Bert Sager  .....................                299,582(3)             1.25%
Richard J. Thompson  ............                231,909                   *
Phillip A. O'Reilly    .........                 141,721                   *
Stephen A. Ollendorff   .........                 53,000                   *
Edward S. Croft, III    .........                 65,302                   *
Louis R. DeBartelo   ............                 43,451                   *
Robert J. Aebli   ...............                 33,070                   *
Salvatore R. Provanzano .........                 39,925                   *
Lewis Solomon  ..................                 25,000                   *
Directors and executive officers
 as a group (12 persons)   ......              1,633,339                6.51%
----------------
 *  Represents less than 1%.

(1) Beneficial ownership, as reported in the above table, has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, beneficial ownership includes both sole voting and sole dispositive power.

(2) Includes the following shares subject to currently exercisable options and/or that may be acquired upon the exercise of options within 60 days of March 11, 1997: Mr. Sager-104,755; Mr. O'Donnell-531,900; Mr.
    Ollendorff-49,900; Mr. O'Reilly-91,721; Mr. Croft-59,221; Mr. Thompson-205,000; Mr. DeBartelo-30,000; Mr. Aebli -20,000; Mr. Provanzano-39,250; Mr. Solomon-20,000; and all directors and executive officers as a group (12 persons)-1,202,747.

(3) Includes 53,428 shares which are owned of record by Mr. Sager's wife, with respect to which Mr. Sager disclaims beneficial ownership.

SECTION 16(A) REPORTING

     Pursuant to Section 16(a) of the Exchange Act, directors and/or executive officers of the Company or beneficial owners of greater than 10% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission. Mr. O'Donnell inadvertently failed to timely file a Form 4 disclosing a change in his beneficial ownership of Common Stock following a purchase of shares in January 1996.

                       PROPOSAL I: ELECTION OF DIRECTORS

     The entire Board of Directors is to be elected at the Meeting. The Company's By-laws provide that the maximum number of directors is 12. However, by resolution of the Board of Directors, the number of directors has been set at six. The six persons listed below, all of whom have consented to being named in this Proxy Statement and to serving if elected, have been nominated to serve as directors of the Company until the annual meeting of stockholders to be held in 1998 and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company and each was elected by the stockholders at the Company's 1996 Annual Meeting of Stockholders.

     Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed on the accompanying form of proxy, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any of such nominees should become unable to, or for good cause will not, serve as a director, proxies may be voted for the election of substitute nominees. Directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy.

     Set forth below is certain information with respect to each nominee for election as a director of the Company at the Meeting:

                                         YEAR OF
                                          FIRST
                             AGE         ELECTION                     PRINCIPAL OCCUPATIONS
                           (AS OF         AS A                       DURING PAST FIVE YEARS;
NAME                       3/11/97)      DIRECTOR                      OTHER DIRECTORSHIPS
----                       --------      --------                    -----------------------
Joseph M. O'Donnell         50           1994          Since February 1997, Chairman and since July 1994,
                                                       Chief Executive Officer and President; from
                                                       March 1994 to June 1994 and from October 1992
                                                       to September 1993, Managing Director of
                                                       O'Donnell Associates, a consulting firm; from
                                                       October 1993 to February 1994, Chief Executive
                                                       Officer of Savin Corporation, an office products
                                                       distributor; from June 1990 to September 1992,
                                                       President and Chief Executive Officer of Go/Dan
                                                       Industries, a manufacturer of automotive parts;
                                                       director of Boca Research, Inc., a manufacturer of
                                                       data communications, multimedia and networking
                                                       products; and director of V-Band Corporation, a
                                                       manufacturer of computer systems.

Bert Sager                   71           1968         Since 1949, a practicing attorney; director of Acorn
 (1)(2)(3)                                             Venture Capital Corporation, a registered business
                                                       development company; and director of Windmere-
                                                       Durable Holdings, Inc., a manufacturer of
                                                       personal care products.

Edward S. Croft, III         54           1980         Since August 1996, Managing Director of Croft &
 (1)(3)                                                Bender LLC, an investment banking and strategic
                                                       financial advisory firm; from April 1996 to August
                                                       1996, President of Croft & Co., a financial
                                                       advisory firm; for more than five years prior to
                                                       April 1996, Managing Director of The Robinson-
                                                       Humphrey Company, Inc., an investment banking
                                                       firm; director of Acorn Venture Capital
                                                       Corporation; and director of Just for Feet, Inc., an
                                                       athletic footwear retailer.

Stephen A. Ollendorff        58           1984         Practicing attorney for more than the past five years;
 (1)(3)                                                since December 1990, Of Counsel to Hertzog,
                                                       Calamari & Gleason; from 1983 to present, Vice
                                                       President then President then Chairman and Chief
                                                       Executive Officer and director of Acorn Venture
                                                       Capital Corporation.

Phillip A. O'Reilly         70           1988         Since January 1, 1989, retired executive; from 1979
 (1)(2)(3)                                             to December 31, 1988, President (then Chairman)
                                                       and Chief Executive Officer of Houdaille
                                                       Industries, Inc., a manufacturer of industrial
                                                       products.

                                 YEAR OF
                                 FIRST
                     AGE         ELECTION                    PRINCIPAL OCCUPATIONS
                   (AS OF         AS A                      DURING PAST FIVE YEARS;
NAME               3/11/97)      DIRECTOR                     OTHER DIRECTORSHIPS
----               --------      --------                   -----------------------
Lewis Solomon        63           1995         From April 1986 to February 1997, Chairman of
 (1)(2)(3)                                     SilentRadio, a servicer of moving message signs;
                                               since August 1990, Chairman of Liverpool
                                               Industries, a tool and machine parts manufacturer;
                                               director of Anadigics, Inc., a manufacturer of
                                               gallium arsenide semiconductors; director of TSX
                                               Corporation, a cable equipment manufacturer;
                                               director of Microelectronic Packaging, Inc., a
                                               semiconductor packaging company; and director
                                               of Anacomp, Inc., a manufacturer of magnetic
                                               products.

----------------
(1) Member of the Audit Committee.
(2) Member of the Compensation and Stock Option Committee.
(3) Member of the Nominating Committee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SIX NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD OF DIRECTORS; COMMITTEES OF THE BOARD

     The Board of Directors met five times during Fiscal 1996. During Fiscal 1996, no director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served, with the exception of Messrs. Sager and Croft, who were absent from one meeting of the Board. In early 1997, the Board of Directors elected Joseph M. O'Donnell as Chairman of the Board. The Board of Directors has established three standing committees, which consist of a Compensation and Stock Option Committee, an Audit Committee and a Nominating Committee. The following are the current functions of such committees.

     The Compensation and Stock Option Committee, which held four meetings during Fiscal 1996, sets and approves salary levels of all corporate officers and has primary responsibility for the administration of the Company's Performance Plan, including the granting of options thereunder. See "Compensation and Stock Option Committee Report on Executive Compensation" below. This committee also administers the Company's 1996 Employee Stock Purchase Plan. The Chairman of this committee is Phillip A. O'Reilly.

     The Audit Committee, which held three meetings during Fiscal 1996, reviews the internal and external audit functions of the Company and makes recommendations to the Board of Directors with respect thereto. It also has primary responsibility for the formulation and development of the auditing policies and procedures of the Company and for making recommendations to the Board of Directors with respect to the selection of the Company's independent auditing firm. The Chairman of this committee is Edward S. Croft, III.

     The Nominating Committee, which held no meetings during Fiscal 1996, recommends nominees to fill vacancies on the Board of Directors and considers responsible recommendations by the Company's stockholders of candidates to be nominated as directors of the Company. The Nominating Committee met early in 1997 to discuss and recommend the current nominees to the Board. All recommendations of candidates by stockholders must be in writing and addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Nominating Committee does not undertake to adopt or take any other action concerning the recommendation or to give the proponent thereof its reasons for any action or failure to act. The Chairman of this committee is Bert Sager.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Stock Option Committee consists of Bert Sager, Lewis Solomon and Phillip A. O'Reilly. None of the committee members are executive officers or employees of the Company. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served on the Board of the Company.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company ("Outside Directors") are compensated for their services by payment of an annual fee of $12,000 plus $1,000 per day for each Board of Directors meeting attended and $750 per day for each committee meeting attended (and an additional $250 per day for each committee meeting at which such person acted as chairman) with a maximum payment of $2,000 per day for attendance at a meeting of the Board of Directors and attendance as chairman at a meeting of a committee of the Board of Directors.

     During Fiscal 1996, options to purchase 10,000 shares of Common Stock, at an exercise price of $16.00 per share, were granted by the Company to each of the Outside Directors pursuant to the Company's Outside Directors' Plan. Under such plan, each Outside Director is granted an option, exercisable over 10 years, to purchase 10,000 shares of Common Stock each time that such person is elected or re-elected by the stockholders to serve as a director of the Company provided that such Outside Director owns certain amounts of Common Stock.

     Outside Directors who have served for at least five consecutive years are entitled to receive certain annual benefits under the Company's Outside Directors' Retirement Plan, as amended. The annual benefits are based upon the number of years served and the average annual retainer during the ten years of service prior to retirement. Such benefits shall only be available to present and former Outside Directors.

CERTAIN TRANSACTIONS

     Mr. Ollendorff is Of Counsel to the law firm of Hertzog, Calamari & Gleason which acts as counsel for the Company and which received fees and expenses in Fiscal 1996 for various legal services rendered to the Company. Mr. Croft was formerly Managing Director of The Robinson-Humphrey Company, Inc. which provided various investment banking services to the Company in Fiscal 1996. Mr. Croft is currently Managing Director of Croft & Bender LLC which provided certain financial advisory services to the Company in Fiscal 1996. In addition, Bert Sager, a director of the Company, provided limited legal services to the Company in Fiscal 1996.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information for the fiscal years ended January 3, 1997, December 29, 1995, and December 30, 1994 , in respect of compensation earned by the Chief Executive Officer and by the other four most highly compensated executive officers (whose salary and bonus earned in Fiscal 1996 exceeded $100,000) of the Company serving at the end of Fiscal 1996 (the "Named Executives").

                                                                                            LONG-TERM
                                                      ANNUAL COMPENSATION                 COMPENSATION
                                       -----------------------------------------------    ------------
                                                                                           SECURITIES
                                                                       OTHER ANNUAL        UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)    BONUS($)(1)    COMPENSATION($)(2)    OPTIONS(#)(3)   COMPENSATION($)
---------------------------    ----    ----------    -----------    ------------------    -------------   ---------------
Joseph M. O'Donnell             1996       344,615      238,427                  -0-          154,965              27,751(4)
 Chairman, Chief Executive      1995       270,770      231,615              268,375(5)       106,900              28,333(4)
 Officer and President          1994       105,770       65,693               14,517(6)       450,000              18,822

Richard J. Thompson             1996       170,449       99,305                  -0-           73,312               9,371(7)
 Vice President-Finance,        1995       156,966      107,823                  -0-           50,000              10,626(7)
 Chief Financial Officer,       1994       150,850       76,435                  -0-           20,000               6,347
 Secretary and Treasurer

Louis R. DeBartelo              1996       194,739       61,736                  -0-           51,066              12,619(8)
 President,                     1995       176,000       73,441                  -0-           50,000              11,907(8)
 North American Power           1994       157,226       55,090               69,352(9)        15,000               5,353
 Conversion Division

Robert J. Aebli                 1996       156,073       36,741                  -0-           27,500              13,583(10)
 President-Heurikon             1995       146,940       36,180                  -0-           21,750              12,644(10)
 Corporation                    1994       140,000       43,701               37,798(11)          -0-               7,933

Salvatore R. Provanzano         1996       147,297          -0-                  -0-            5,880               9,862(12)
 President of RTP Corp.         1995       143,604          -0-                  -0-           16,750              11,352(12)
                                1994       132,723       70,750                5,129(13)          -0-               6,145

----------------
 (1) Includes amounts awarded under the Company's annual Executive Incentive Plan to each of the Named Executives and, for Mr. Provanzano, a starting bonus of $10,000 for fiscal 1994.

 (2) Includes only those perquisites which are, in the aggregate, greater than or equal to the lesser of $50,000 or 10% of annual salary and bonus.

 (3) Represents options awarded under various stock option plans. See "-Stock Option Grants in Last Fiscal Year."

 (4) Includes insurance premiums paid by the Company in the amount of $20,001 and $19,179 with respect to two life insurance policies for the benefit of Mr. O'Donnell, including a whole-life policy and a hybrid policy in fiscal years 1996 and 1995, respectively. Also includes $3,000 and $4,534 in premiums paid by the Company with respect to health insurance for the benefit of Mr. O'Donnell and a contribution of $4,750 and $4,620 to the Company's 401(k) plan in fiscal years 1996 and 1995, respectively.

 (5) Includes reimbursement for expenses related to Mr. O'Donnell's relocation in the amount of $149,000, reimbursement for the payment of taxes in the amount of $115,975 and a car allowance of $3,400.

 (6) Represents a payment by the Company to reimburse Mr. O'Donnell for expenses related to his relocation.
 (7) Includes a contribution in the amount of $4,750 and $4,620 by the Company to the Company's 401(k) plan for the benefit of Mr. Thompson, and also includes insurance premiums in the amounts of $4,621 and $6,006 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Thompson in fiscal years 1996 and 1995, respectively.

 (8) Includes a contribution in the amount of $4,750 and $4,620 by the Company to the Company's 401(k) plan for the benefit of Mr. DeBartelo and insurance premiums in the amounts of $7,869 and $7,287 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. DeBartelo in fiscal years 1996 and 1995, respectively.

 (9) Represents a payment by the Company to reimburse Mr. DeBartelo for expenses related to his relocation.

(10) Includes a contribution in the amount of $4,750 and $4,620 by the Company to the Company's 401(k) plan for the benefit of Mr. Aebli and insurance premiums in the amounts of $8,833 and $8,024 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Aebli in fiscal years 1996 and 1995, respectively.

(11) Represents a payment by the Company to reimburse Mr. Aebli for expenses related to his relocation.

(12) Includes a contribution in the amount of $4,750 and $4,620 by the Company to the Company's 401(k) plan for the benefit of Mr. Provanzano and insurance premiums in the amounts of $5,112 and $6,732 paid by the Company with respect to term life insurance and health insurance for the benefit of Mr. Provanzano in fiscal years 1996 and 1995, respectively.

(13) Represents a payment by the Company to reimburse Mr. Provanzano for expenses related to his relocation.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock options granted to the Named Executives in Fiscal 1996.

                                                          PERCENTAGE OF
                                                          TOTAL OPTIONS
                                       NUMBER OF           GRANTED TO      EXERCISE
                                 SECURITIES UNDERLYING    EMPLOYEES IN     PRICE PER    EXPIRATION        GRANT DATE
NAME                              OPTIONS GRANTED(#)     FISCAL YEAR(%)    SHARE($)        DATE      PRESENT VALUE($)(1)
----                             ---------------------   --------------    ---------    ----------   -------------------
Joseph M. O'Donnell  .........           75,000                9.7            16.00         5/02/06         433,035
                                         75,000                9.7            11.25         2/15/06         286,503
                                          4,965                0.6           11.625         1/25/06          22,195

Richard J. Thompson   .........          45,000                5.8            16.00         5/02/06         259,821
                                         25,000                3.2           11.625         1/25/06         100,350
                                          2,312                0.3           11.625         1/25/06          10,335

Louis R. DeBartelo ............          37,500                4.9            16.00         5/02/06         216,517
                                         12,500                1.6            12.75         3/15/06          56,118
                                          1,066                0.1           11.625         1/25/06           4,765

Robert J. Aebli ...............          15,000                1.9            16.00         5/02/06          86,607
                                         12,500                1.6            12.81         7/15/06          46,931

Salvatore R. Provanzano  ......           8,550                1.1            16.00         5/02/06          49,365

----------------
(1) Based upon the Black-Scholes option pricing model adopted for use in valuing executive stock options. The actual value, if any, a Named Executive may realize will depend upon the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is, therefore, no assurance that the value realized by a Named Executive will be at or near the value estimated by the Black-Scholes model. The estimated values under the model are based upon certain assumptions which the Company believes are reasonable, such as a risk-free rate of return of 5.95%, stock price volatility of .52, future dividend yield of 0% and time to exercise of
    2.5 years. The values do not take into account certain features of the stock plans which may affect such values, such as conditions to exercisability and nontransferability.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES TABLE

     The following table sets forth information with respect to stock options exercised by the Named Executives in Fiscal 1996 and information with respect to exercisable and non-exercisable stock options held on January 3, 1997 by the Named Executives. The table also includes the value of "in-the-money" stock options which represents the spread between the exercise price of the existing stock options and the year-end price of the Common Stock.

                                                              NUMBER OF SECURITIES                    VALUE OF
                                                             UNDERLYING UNEXERCISED           UNEXERCISED IN-THE-MONEY
                                                                 OPTIONS HELD AT                  OPTIONS HELD AT
                                                               JANUARY 3, 1997(#)              JANUARY 3, 1997(1)($)
                              SHARES                     ------------------------------    -----------------------------
                            ACQUIRED ON      VALUE
NAME                        EXERCISE(#)   REALIZED($)    EXERCISABLE    NOT EXERCISABLE    EXERCISABLE   NOT EXERCISABLE
----                        -----------   -----------    -----------    ---------------    -----------   ---------------
Joseph M. O'Donnell   ...      100,000      1,636,250       531,900               79,965     7,566,418        231,630
Richard J. Thompson ......      50,000        878,750       198,334               53,978     2,819,177        242,631
Louis R. DeBartelo  ......      70,000        854,678        32,500               43,566       348,437        187,149
Robert J. Aebli  .........      36,750        499,175        20,000               22,500       194,493        161,212
Salvatore R. Provanzano            -0-            -0-        39,250               16,050       595,825        144,281

----------------
(1) Based upon the closing price of the Common Stock on January 3, 1997
    ($18.625).

EMPLOYMENT AND TERMINATION ARRANGEMENTS

     On June 29, 1994, the Company and Joseph M. O'Donnell, Chairman, Chief Executive Officer and President of the Company, entered into an employment agreement which provides that Mr. O'Donnell was to receive a base salary at the rate of $250,000 per year for the first year of his employment and $300,000 per year thereafter. The base salary is to be reviewed by the Board of Directors periodically. In addition, the agreement provided that Mr. O'Donnell is eligible to receive an incentive payment each year in an amount equal to up to 50% of his base salary for such year, payable 50% in cash and 50% in stock. Such incentive payment was subsequently increased to up to 60% of base salary by the Compensation and Stock Option Committee. Mr. O'Donnell is also eligible for additional payments in the discretion of the Compensation and Stock Option Committee, awarded in accordance with the terms of the Company's annual Executive Incentive Plan. The agreement also provided for the grant to Mr. O'Donnell of stock options to purchase 400,000 shares of Common Stock as well as additional options, the grant and terms of which are contingent upon Mr. O'Donnell's purchase of certain amounts of Common Stock in the open market. Under the terms of the agreement, Mr. O'Donnell was also entitled to reimbursement of expenses, including reimbursement of relocation expenses, reimbursement for the payment of certain taxes and a bridge loan for the purchase of a new home pending the sale of his prior home, of up to $250,000 which has been repaid, and health, disability and life insurance benefits. The Company also has agreed to cause Mr. O'Donnell to be nominated as a director throughout the term of his employment. The employment agreement expires on July 26, 1997, but is renewable each year for a one-year term unless either party provides notice of termination.

     Upon any event of earlier termination of the agreement, Mr. O'Donnell is entitled to receive his base salary through the date of termination. In the event of Mr. O'Donnell's death or "disability" (as defined in the agreement), he is entitled to receive his base salary for an additional year from the date of termination, except that payments for the additional year will be offset by certain Company- sponsored insurance benefits payable during such period, plus any pro rated incentive payment under the Company's annual Executive Incentive Plan to which he may be entitled. In the event that Mr. O'Donnell's employment is terminated by the Company without "cause" (as defined in the agreement) or by Mr. O'Donnell due to the Company's "substantial breach" (as defined in the agreement), Mr. O'Donnell is entitled to receive his base salary for the number of months he was employed by the Company plus six months, but for no more than 18 months total, except that if the Company terminates the agreement for "cause" in writing on or after July 26, 1995, and makes a lump sum payment of $50,000 to Mr. O'Donnell, then the total number of months is 12 unless the termination occurs prior to the date six months from the date of written notice and payment, in which event the number of months is set at 18. Mr. O'Donnell is also entitled to receive any pro rated incentive payment to which he may be entitled and reimbursement of expenses of outplacement-related services up to $45,000. In the event of the Company's termination of the agreement without "cause", or termination of the agreement by Mr. O'Donnell due to the Company's "substantial breach", following a "change of control" (as defined in the agreement), Mr. O'Donnell is entitled to receive a lump sum payment equal to the lesser of (a) the product of the sum of his base salary and the amount of his last incentive payment multiplied by two and (b) the maximum amount that would be permitted without the imposition of certain taxes, or the loss of certain tax deductions, under the Internal Revenue Code of 1986, as amended, within 10 days from the date of termination.

     Richard J. Thompson, Vice President of Finance, Secretary, Treasurer and Chief Financial Officer of the Company, entered into a letter agreement with the Company on April 28, 1994, which provides that if Mr. Thompson's employment is terminated without "cause" (as defined in the agreement), or if he resigns within 30 days after a substantial reduction in his responsibilities, duties or compensation, Mr. Thompson shall be entitled to receive an amount equal to his annual base salary plus any incentive payment he may have earned, as well as insurance and other employee benefits, for a period of 12 months from termination. Such payments are payable to Mr. Thompson as they would have been paid if his employment had continued without termination. The agreement further provides that upon such termination all stock options previously granted to Mr. Thompson shall remain outstanding until the 90th day following the 12-month period during which he is entitled to receive post-termination compensation, except that options granted under the 1981 Stock Option Plan shall be reissued under the Performance Plan at an exercise price equal to the closing price of the Common Stock as of the date of the agreement, and the Company will compensate Mr. Thompson for any loss caused by such repricing. The agreement further provides that Mr. Thompson is eligible for the compensation described therein following his execution of a release of the Company from all claims he may have against the Company, its officers and directors.

     Salvatore R. Provanzano, President of RTP Corp., a subsidiary of the Company ("RTP"), entered into a letter agreement with the Company on January 13, 1997, which provides that if Mr. Provanzano's employment is terminated without "cause" (as defined in the agreement) within 12 months of such agreement in conjunction with or subsequent to a future sale of RTP to an unrelated third party (a "Sale"), or if he resigns within such 12-month period because of a substantial reduction in compensation as a result of a Sale, Mr. Provanzano shall be entitled to continue to receive his base salary and insurance benefits for a period of 12 months from the date of termination of employment, base salary to be payable in accordance with the Company's normal payroll practices. In addition, Mr. Provanzano would be entitled to any incentive compensation he may have earned in respect of the prior fiscal year. The agreement further provides that in order to be eligible for the foregoing benefits, Mr. Provanzano must execute a release of the Company and RTP or any successor of RTP from all claims he may have against the Company, RTP or such successor. Pursuant to a separate letter agreement between the Company and Mr. Provanzano, dated January 8, 1997, the Company has agreed to pay Mr. Provanzano a one-time bonus in the event of a Sale of RTP, in consideration of Mr. Provanzano's cooperation and assistance in facilitating such Sale, equal to 1% of the lesser of (i) the purchase price paid in such Sale or (ii) the book value of RTP at the time of such Sale, plus 3% of the excess of the purchase price paid in the Sale over the book value of RTP at the time of such Sale.

     Certain options granted to the Named Executives become immediately exercisable in the event of a "change of control" or if a Named
Executive's employment is terminated within six months after a "change of control" of the Company pursuant to the terms of the option plan under which the options were granted.

                    COMPENSATION AND STOCK OPTION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Committee") of the Company's Board of Directors is comprised of three individuals, each of whom is a non-employee director. The Committee is responsible for establishing the overall philosophy of the Company's executive compensation program and overseeing the executive compensation plans developed to execute the Company's compensation strategy.

THE COMPANY'S EXECUTIVE COMPENSATION STRATEGY

     The Company's executive compensation program has been designed to promote stockholder interests and to:

   - Link key executives' compensation to Company business objectives;

   - Reward teamwork and individual performance for achieving annual business results;

   - Provide motivation to key executives to excel by offering competitive incentive and total compensation;

   - Promote human resources goals to attract, hire and retain quality talent;
     and

   - Balance short and long-term considerations through compensation for achievement of annual goals that are consistent with long-term objectives.

     It is the Company's intention to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Although Section 162(m) of the Internal Revenue Code imposes limits on deductibility for compensation to certain executives exceeding $1 million per year, the Company does not currently anticipate any limitations of this deduction.

COMPENSATION OF OTHER EXECUTIVE OFFICERS

     The Company's executive compensation program includes two principal elements: annual cash compensation and long-term awards. The Company uses competitive survey data of companies in the high-technology industry with comparable revenue levels in assessing cash compensation and long-term awards.

     Annual cash compensation includes both base salaries and annual incentive awards pursuant to the Company's Executive Incentive Plan ("EIP").
Executives' base salaries are evaluated each year based upon an assessment of competitive market data of comparable companies, as discussed above. Executives are eligible for adjustments in base salary based upon an assessment of individual performance and changes in principal job duties and responsibilities.


     Executives are eligible to receive annual incentive awards under the EIP. Each executive participating in the plan has a targeted annual incentive award, based upon competitive practice which represents a stated percentage of the executive's base salary. The performance of executives with corporate-wide responsibilities is evaluated based upon the achievement of corporate financial targets measured by the Company's net income and revenue growth. The performance of executives with divisional and/or subsidiary responsibility is evaluated based upon the achievement of divisional or subsidiary financial targets measured by management net income, revenue growth and cash flow. The financial targets for 1996 were developed from the Company's annual planning process. The Committee reviews and approves the targets each year based upon fairness, degree of difficulty and reasonableness. Further, the Company had to achieve a minimum net income performance threshold before corporate executives could receive a financial target payout under the EIP. For division/subsidiary participants, the division had to achieve a minimum management net income performance threshold before division/ subsidiary executives could receive a financial target payout under the EIP. There may be no incentive payout if the Company is not profitable.

     The maximum individual annual incentive award is two (2) times the targeted annual incentive award. In addition, annual incentive awards are limited to no more than 10% of the Company's net income, excluding extraordinary items, before total after-tax cost of the executive annual incentive payout, unless otherwise approved by the Committee and Board of Directors.

     Long-term incentive compensation included the 1990 Performance Equity Plan. The Performance Plan permits the Company to grant stock options to selected executives at a price no less than the fair market value of the Common Stock on the date of grant.

     Each year the Committee reviews and approves annual salaries, annual incentive awards, grants of long-term incentives and the performance targets and criteria established for both the annual and long-term incentive plans. In addition, the Committee reviews the performance of the Company and its divisions and subsidiaries and exercises the final authority in approving the payout of executive incentive awards. The Committee has engaged executive compensation consultants and used competitive compensation data.

     In the beginning of 1996, the Committee reviewed and approved the financial targets to be included in the 1996 EIP for the Chief Executive Officer and the Named Executives. Based upon the Committee's review of the Company's performance by the Chief Executive Officer and the Named Executives following conclusion of the 1996 fiscal year, the Company granted awards to the Chief Executive Officer and the Named Executives under the 1996 EIP based on the attainment of Company and divisional objectives.

     Based upon assessments of individual performance, the Company awarded an increase in base salary in 1996 to Messrs. Thompson, DeBartelo and Aebli.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. O'Donnell's base salary during Fiscal 1996 was increased to $350,000. The base salary of Mr. O'Donnell was based upon an assessment of competitive market data of comparable companies, as described above. Mr. O'Donnell received an annual incentive award of $238,427 under the 1996 Executive Incentive Plan based on attainment of Company's financial results during Fiscal 1996. On January 25, 1996, the Company, pursuant to the EIP, granted Mr. O'Donnell a non-qualified stock option to purchase
4,965 shares of Common Stock at an exercise price of $11.625 per share, exercisable after January 25, 1998, provided that Mr. O'Donnell (i) is still employed by the Company on such date and (ii) owns a number of shares equal to the number of shares granted to him pursuant to the 1995 Executive Incentive Plan. On February 15, 1996, the Company, pursuant to the Company's 1996 Executive Stock Ownership Program, granted Mr. O'Donnell an incentive stock option to purchase 75,000 shares of Common Stock, at an exercise price of $11.25 per share, exercisable as follows: (i) 50% vesting upon the closing price of a share of Common Stock being equal to $14.0125 for 20 of 30 consecutive trading days, (ii) 50% vesting upon the closing price of a share of Common Stock being equal to $16.875 per share for 20 of 30 consecutive trading days, and (iii) to the extent not previously exercisable, 100% on February 15, 2003. All of such options are currently exercisable. On May 2, 1996, the Company, pursuant to the Performance Plan, granted Mr. O'Donnell an incentive stock option to purchase 75,000 shares of Common Stock, at an exercise price of $16.00 per share, exercisable as follows: (i) 50% vesting upon the closing price of a share of Common Stock being equal to $20.00 for 20 of 30 consecutive trading days, (ii) 50% vesting upon the closing price of a share of Common Stock being equal to $24.00 per share for 20 of 30 consecutive trading days, and (iii) to the extent not previously exercisable, 100% on May 2, 2003. None of such options is currently exercisable.

MEMBERS OF THE COMPENSATION AND STOCK OPTION COMMITTEE:

     Phillip A. O'Reilly, Chairman
     Bert Sager
     Lewis Solomon

                            STOCK PERFORMANCE GRAPH

     The line graph below compares the cumulative total stockholder return (assuming reinvestment of dividends) on the Company's Common Stock, over the most recent five-year period up to and including January 3, 1997, with the cumulative total return of companies on the Russell 2000- Index and the S&P-SmallCap Electrical Equipment Index (the "Electrical Equipment Index"), a published line-of- business index. In light of the Company's continued focus on its power conversion business, the Electrical Equipment Index was selected by the Company in lieu of the customized selected peer group utilized in the preceding year (the "Selected Peer Group") because the Company believes the Electrical Equipment Index provides a more meaningful comparison to the Company's performance. The Selected Peer Group is also provided for purposes of comparison.

     The Selected Peer Group consists of the following companies corresponding to the Company's three lines of business: power conversion-ASTEC (BSR) Plc, Vicor Corporation and Unitech Plc; industrial automation-Data Translation, Inc., Fischer & Porter Company and Keithley Instruments, Inc.; and computer systems-Concurrent Computer Corp., SBE Inc. and Ciprico Inc. Within each business line sub-group, each component company was weighted according to its relative market capitalization as of the beginning of each period. Additionally, each line of business sub-group was weighted based upon the Company's quarterly revenues in each line of business. If the number of outstanding shares was not available for each quarter, the number of shares outstanding as of the most recent date available was used to compute market capitalization for companies in the Selected Peer Group. Adjustments were made each quarter to the market capitalization of companies in the power conversion sub-group based on exchange-rate fluctuations as required.

                            Dec-91   Dec-92   Dec-93   Dec-94   Dec-95   Dec-96
                            ------   ------   ------   ------   ------   ------
Computer Products Inc.       $100     $107     $86      $126     $428     $725

Russell 2000                 $100     $118    $141      $138     $178     $207

Selected Peer Group          $100      $83    $116      $140     $214     $251

S&P/registered trademark/
SmallCap Electrical
Equipment Index              $100     $112    $143      $166     $209     $237


THE SELECTED PEER GROUP IS A CUSTOMIZED INDEX CONSISTING OF THE FOLLOWING SUB-GROUPS:

POWER CONVERSION        INDUSTRIAL AUTOMATION        COMPUTER SYSTEMS
 - ASTEC (BSR) plc       - DATA TRANSLATION           - CONCURRENT COMPUTER CORP
 - VICOR                 - FISCHER & PORTER CO.*      - SBE INC.
 - UNITECH plc**         - KEITHLEY INSTRUMENTS       - CIPRICO INC.

EACH SUB-GROUP IS WEIGHTED QUARTERLY WITH RESPECT TO CPRD'S REVENUES IN EACH LINE OF BUSINESS.

 * NOTE: FISCHER & PORTER CO. WAS ACQUIRED 8/5/94 AND IS INCLUDED IN THE RETURN THROUGH 6/30/94
** NOTE: UNITECH Plc WAS DELISTED ON 6/30/96 AND IS INCLUDED IN THE RETURN
   THROUGH SUCH DATE.

           PROPOSAL II: APPROVAL OF THE 1990 PERFORMANCE EQUITY PLAN
            INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES
                         CURRENTLY AVAILABLE FOR GRANT

     In September 1996 and March 1997, the Board approved amendments to the Performance Plan to make certain changes occasioned by the recent amendment of Rule 16b-3 of the Securities Act of 1933, as amended and certain amendments to the Code. In February 1997, the Board adopted, subject to stockholder approval at the Meeting, an amendment ("Amendment No. 1") to the Performance Plan providing for an increase in the number of shares of Common Stock reserved for issuance pursuant to awards granted under the Performance Plan from 4,450,000 to 5,950,000 shares. As of March 11, 1997, 966,049 shares remained available for future grants under the Performance Plan. Such amendments are described in the summary of the Performance Plan set forth in Proposal III, below, and in the Performance Plan, a copy of which, as amended, is annexed hereto as Exhibit A. In order to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Code, stockholder approval is being sought for the entire Performance Plan as amended by Amendment No. 1.

     The Board of Directors believes that the Company would be at a disadvantage in attracting and retaining the most qualified and experienced persons to serve as officers and key employees were it limited in its ability to grant stock or stock related incentive awards. Based on research and consultation with independent consultants, the Company believes that the level and amount of awards it has granted in the past are consistent with or below those of other companies of the Company's size and standing in its industry. The independent committee which administers the Performance Plan has adopted a policy of requiring a minimum level of stock ownership for senior executives in the Company to be eligible for future incentive awards, as well as conditioning vesting of certain awards upon significant increases in the price per share of the Common Stock as a means to create even greater incentive to such persons to remain with the Company and to meet and exceed performance targets. Therefore, the Board believes that this proposal is in the best interests of the Company and its stockholders.

     The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting, in person or by proxy, is required for approval of the Performance Plan as amended by Amendment No. 1.

   The Board of Directors unanimously recommends a vote "FOR" the adoption of Proposal II.

           PROPOSAL III: APPROVAL OF THE 1990 PERFORMANCE EQUITY PLAN
            INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES
                      AVAILABLE FOR GRANT IN FUTURE YEARS

     In February 1997, the Board adopted, subject to stockholder approval at the Meeting, an amendment ("Amendment No. 2") to the Performance Plan providing that the number of shares reserved for issuance pursuant to awards granted under the Performance Plan shall be increased each year, commencing on the date that the number of shares currently available for grant (as such number may be increased by Amendment No. 1) shall have been fully granted and be no longer available (the "Reset Date"). On the Reset Date, the number of shares reserved for issuance under the Performance Plan shall be increased to an amount equal to 14.9% of the total number of shares of Common Stock outstanding on such date minus the number of shares subject to outstanding awards on such date. On each anniversary of the Reset Date during the term of the Performance Plan, the number of shares reserved for issuance under the Performance Plan shall be increased so that the number of shares available for grant thereunder plus the number of shares subject to outstanding awards shall be equal to 14.9% of the total number of shares of Common Stock outstanding on such date.

     Although the Committee anticipates granting awards under the Performance Plan on an annual basis in amounts consistent with prior practice (approximately 770,000 shares of stock or stock related awards were granted to employees in fiscal 1996), the Company also needs the flexibility of having additional shares reserved under the Performance Plan primarily to be used in connection with the negotiation by the Company of future acquisitions. Such additional shares are expected to be granted to key and other employees of companies which the Company may acquire as the Company continues its current expansion strategy. Therefore, the Board believes that this proposal is in the best interests of the Company and its stockholders.

     In order to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Code, stockholder approval is being sought for the entire Performance Plan as amended by Amendment No. 2. The following summary of the Performance Plan, as amended by proposed Amendment No. 1 and proposed Amendment No. 2, does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Performance Plan annexed hereto as Exhibit A.

SUMMARY OF THE PLAN

     The Performance Plan authorizes the granting of incentive awards for up to 5,950,000 shares of Common Stock, subject to adjustment as described below. Commencing on the date (the "Reset Date") that the number of shares available for grant shall equal zero, the number of shares of Common Stock reserved for issuance shall be increased to an amount equal to 14.9% of the total number of shares of Common Stock outstanding on the Reset Date minus the number of shares subject to outstanding awards on such date. On each anniversary of the Reset Date during the term of the Performance Plan, the number of shares reserved for issuance shall be increased so that the number of shares available for grant thereunder plus the number of shares subject to outstanding awards shall be equal to 14.9% of the total number of shares of Common Stock outstanding on such date. Incentive awards consist of stock options, restricted stock awards, deferred stock awards, stock appreciation rights and other stock based awards as described below. In order to ensure that all compensation paid to its executives is tax deductible under Section 162(m) of the Code, the maximum number of shares of common stock with respect to which awards may be granted during any calendar year to any employee shall be 250,000. Notwithstanding such permitted amount, the Committee does not anticipate granting to any individual in any year awards in amounts significantly higher than prior practice. The shares available for incentive awards will be made available from either authorized and unissued shares or shares to be purchased or acquired by the Company. Unless sooner terminated, the Performance Plan will expire at the close of business on August 28, 2000. Officers, key employees and prospective employees of the Company and its subsidiaries will be eligible to receive incentive awards ("Eligible Persons").

     The Performance Plan is administered by the Compensation and Stock Option Committee (the "Committee"), which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the Performance Plan.

TYPES OF INCENTIVE AWARDS

     INCENTIVE AND NONQUALIFIED OPTIONS. The Performance Plan provides both for "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") and for options not qualifying as Incentive Options ("Nonqualified Options"), both of which may be granted with other stock-based awards available under the Performance Plan. The Committee shall determine the Eligible Persons to whom such Options may be granted.

     Pursuant to the Performance Plan, the Committee shall determine the exercise price for each share issued in connection with an Incentive Option or a Nonqualified Option (collectively referred to as "Options"), but the exercise price of an Incentive Option shall in all cases not be less than 100% of the fair market value of Common Stock on the date the Option is granted (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The exercise price must be paid in full at the time of exercise, either in cash, or subject to any limitations as the Committee may impose, in securities of the Company.

     The Committee shall determine when Options may be exercised, which in no event shall be more than ten years from the date of grant (or in the case of an Incentive Option granted to an Eligible Person owning more than 10% of the outstanding Common Stock, not more than five years), and the manner in which each Option will become exercisable. Other than as set forth herein, the rules relating to the terms of Options apply to both Incentive Options and Nonqualified Options. Options may not be transferred by the grantee other than by will, the laws of descent and distribution or pursuant to the express terms of the applicable agreement governing such Options.

     STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights ("SARs") in conjunction with all or part of Options granted under the Performance Plan. A SAR entitles the holder to surrender to the Company all or a portion of an Option in exchange for an amount (payable in cash and/or Common Stock as determined by the Committee) equal to the excess of the Fair Market Value (as defined in the Performance Plan) of one share of Common Stock over the exercise price per share specified in a related Option granted to the holder multiplied by the number of shares subject to the SAR.

     RESTRICTED STOCK AWARDS. The Committee may award shares of restricted stock ("Restricted Stock"). Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Performance Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee may determine.

     Restricted Stock awarded under the Performance Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Restriction Period. Except for the foregoing restrictions, the grantee shall, even during the Restriction Period, have all of the rights of a stockholder, including the right to receive all dividends declared on, and the right to vote, such shares.

     In order to enforce the foregoing restrictions, the Performance Plan requires that all shares of Restricted Stock awarded to the grantee remain in the physical custody of the Company until the restrictions on such shares have terminated.

     DEFERRED STOCK AWARDS. The Committee may award shares of deferred stock ("Deferred Stock"). Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Performance Plan. The Committee shall determine the Eligible Persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of the awards.

     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other facts or criteria as the Committee may determine.

     Deferred Stock awards granted under the Performance Plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of other than to the Company during the applicable Deferral Period. The grantee, as determined by the Committee, may be paid dividends declared currently or deferred and deemed to be reinvested in additional Deferred Stock. The grantee may request to defer the receipt of an award for an additional specified period. The Committee may accelerate vesting of all or any part of the Deferred Stock award and/or may waive the deferral limitations for all or any part of a Deferred Stock award.

     If a grantee of an award ceases to be an employee of the Company prior to the expiration of the Deferral Period applicable to all or any part of the shares awarded to such grantee, then, all shares of stock theretofore awarded to the grantee which are still subject to such Deferral Period shall, upon such termination of employment, vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

     OTHER STOCK-BASED AWARDS. The Committee may grant performance shares and shares of stock valued with reference to the performance of the Company or any subsidiary, either alone or in addition to or in tandem with Stock Options, Restricted Stock or Deferred Stock (collectively "Stock-Based Awards"). Subject to the terms of the Performance Plan, the Committee has complete discretion to determine the terms and conditions applicable to Stock-Based Awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

OTHER TERMS AND CONDITIONS

     AGREEMENTS; TRANSFERABILITY. Options, Restricted Stock, Deferred Stock, Stock-Based Awards and SARs granted under the Performance Plan will be evidenced by agreements consistent with the Performance Plan in such form as the Committee may prescribe. Neither the Performance Plan nor agreements thereunder confer any right to continued employment upon any holder of an Option, Restricted Stock, Deferred Stock, Stock-Based Award or SAR. Further, all agreements will provide that the right to exercise Options or receive Restricted Stock after the expiration of the "Restriction Period" or Deferred Stock after the expiration of the Deferral Period or to receive payment under Stock-Based Awards or right to exercise an SAR, cannot be transferred except by will, the laws of descent and distribution or pursuant to the express provisions of the applicable agreement.

     CHANGE OF CONTROL PROVISIONS. In the event of a "Change of Control" (as described in the Performance Plan) of the Company, the Committee may at its discretion do any or all of the following, either at the time an award is made, or at any time prior to or concurrently with such Change of Control: (i) allow the exercise in full of all outstanding Options and allow such Options to remain exercisable in full until their expiration date, and (ii) allow for the lapse of all restrictions and deferral limitations on Restricted Stock awards, Deferred Stock awards, Stock-Based awards and SARs. The Committee may further change or limit such awards in any way it deems appropriate and in the Company's best interest.

     AMENDMENTS AND TERMINATION. The Board may at any time, and from time to time, amend any of the provisions of the Performance Plan, and may at any time suspend or terminate the Performance Plan. However, no amendment shall be effective unless and until it has been duly approved by a majority of the holders of the outstanding shares of Common Stock if (i) it increases the aggregate number of shares of Common Stock which may be issued pursuant to the Performance Plan (except as described under the caption "Adjustment" below), or
(ii) the failure to obtain such approval would adversely affect the compliance of the Performance Plan with the requirements of any other applicable law, rule or regulation. The Committee may amend the terms of any Option or other award theretofore granted under the Performance Plan. However, subject to the adjustments described below, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

     1997 EXECUTIVE INCENTIVE PLAN. Pursuant to the terms of the Performance Plan, the Committee may award Options, Stock and/or Deferred Stock to participants in the 1997 Executive Incentive Plan, adopted by the Company's Board of Directors, effective January 24, 1997. (See "Executive Compensation-Elements of the Executive Compensation Plan"). Any Options, Stock or Deferred Stock awarded to participants in the Incentive Plan or Executive Stock Ownership Plan shall be in conformity, and subject to, the provisions of the Performance Plan.

     ADJUSTMENT. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Performance Plan participant or a regular cash dividend), Common Stock split, or other change in corporate structure affecting the Common

Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Performance Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and option price of shares subject to outstanding Options granted under the Performance Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock and Deferred Stock and Stock-Based Awards) granted under the Performance Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PERFORMANCE PLAN

     The following is a brief summary of the Federal income tax aspects of awards to be made under the Performance Plan based upon the Code and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. INCENTIVE OPTIONS. The participant will recognize no taxable income upon the grant or exercise of an Incentive Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable and other applicable limitations under the Code. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for death, if an Incentive Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option. See "Nonqualified Options."

     2. NONQUALIFIED OPTIONS. Except as noted below, with respect to Nonqualified Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and other applicable limitations under the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

     If the shares acquired upon exercise of a Nonqualified Option are subject to a substantial risk of forfeiture, the participant's and the Company's Federal income tax consequences of the exercise and disposition of the shares will be determined under rules similar to those set forth below under the caption "Restricted Stock."

     3. STOCK APPRECIATION RIGHTS. A participant who receives a SAR will recognize no income on the grant of such SAR but he or she will recognize ordinary compensation income equal to the cash received and/or the fair market value on the date of transfer of the Common Stock, and the Company will qualify for a deduction of equal amount subject to the reasonableness of compensation limitation and other applicable limitations under the Code.

     4. RESTRICTED STOCK. A participant who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture, over the consideration paid for the Restricted Stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock. If the participant makes such election and thereafter forfeits the shares, he or she will qualify for a deduction only in an amount equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. With respect to a sale of shares after the forfeiture period has expired where the participant has not made an election under Section 83(b), the holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the Restriction Period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. If the participant makes an election under
Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares (determined without regard to the restrictions) on the date of transfer. A participant's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act.

     Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonableness of compensation limitation and other applicable limitations under the Code) equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which or with which ends the taxable year of the participant in which such income is included in the participant's gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

     Dividends paid on Restricted Stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation and other applicable limitations under the Code. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

     5. DEFERRED STOCK. A participant who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he or she will recognize ordinary compensation income on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the participant does not make a Section 83(b) election), in accordance with the same rules as discussed above under the caption
"Restricted Stock."

     6. OTHER STOCK-BASED AWARDS. The Federal income tax treatment of other Stock-Based Awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the nature of and conditions applicable to the award, be taxable as an Option or an award of Restricted Stock.

     Employees who will participate in the Performance Plan in the future and the amounts and terms of their awards are determined by the Committee as summarized above. Since no such determinations have yet been made, it is not possible to state the terms of any awards which may be granted under the Performance Plan or the names or positions of or respective amounts of awards to any individuals who may participate.

     The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting, in person or by proxy, is required for approval of Amendment No. 2 to the Performance Plan.

     The Board of Directors unanimously recommends a vote "FOR" the adoption of Proposal III.

                             INDEPENDENT AUDITORS

     Pursuant to a recommendation of the Audit Committee, the Board of Directors has selected and retained the firm of Arthur Andersen LLP to act as independent certified public accountants for the Company for the 1997 fiscal year. Representatives of Arthur Andersen LLP are expected to be present at the Meeting, to have the opportunity to make a statement (if they so desire) and to be available to respond to appropriate questions. Arthur Andersen LLP was retained as the Company's independent certified public accountants beginning in March 1991.

                                 OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote proxies on such matters in accordance with their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Any proposal which is intended to be presented by any stockholder for action at the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at 7900 Glades Road, Boca Raton, Florida 33434, not later than November 20, 1997 in order for such proposal to be considered for inclusion in the Proxy Statement and form of Proxy relating to the 1998 Annual Meeting of Stockholders.

                                        By Order of the Board of Directors

                                        RICHARD J. THOMPSON
                                        SECRETARY

Dated: March 20, 1997

                                                                      EXHIBIT A

                            COMPUTER PRODUCTS, INC.
                         1990 PERFORMANCE EQUITY PLAN
                        (RESTATED AS OF MARCH 11, 1997)

SECTION 1. PURPOSE; DEFINITIONS.

     1.1. PURPOSE.  The purpose of the Computer Products, Inc. (the
"Company") 1990 Performance Equity Plan (the "Plan") is to enable the Company to offer to its key employees and to key employees of its subsidiaries, long term performance-based stock and/or other equity interests in the Company, thereby enhancing its ability to attract, retain and reward such key employees, and to increase the mutuality of interests between those employees and the stockholders of the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth herein:

       (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

       (b)  "Board" means the Board of Directors of the Company.

       (c) "Change of Control" means a change of control of the Company pursuant to Section 10 hereof.

       (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes thereto.

       (e) "Committee" means the Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

       (f) "Common Stock" means the Common Stock of the Company, par value $.01 per share.

       (g) "Company" means Computer Products, Inc., a corporation organized under the laws of the State of Florida, and any successor thereto.

       (h) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 8 hereof, at the end of a specified deferral period.

       (i) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

       (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto.

       (k) "Exchange Act Holder" means such officer or director or 10% beneficial owner of Common Stock subject to Section 16(b) of the Exchange Act.

       (l) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock (as hereinafter defined) is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Common Stock on the last preceding day on which the Common Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the bid and asked prices for the Common Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or
(ii) hereof, such price as the Committee shall determine.

       (m)  "Formula Price Per Share" means the highest gross price
(before brokerage commissions, soliciting dealers' fees and similar charges) paid for any share of Common Stock at any time during the ninety-day period immediately prior to the Change of Control (whether by way of exchange, conversion, distribution, liquidation or otherwise) paid or to be paid for any share of Common Stock in connection with a Change of Control. If the consideration paid or to be paid in any transaction that results in a Change of Control consists, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such transaction that results in a Change of Control.

       (n) "Holder" means an eligible employee or prospective employee of the Company or a Subsidiary who has received an award under the Plan.

       (o) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

       (p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

       (q) "Other Stock-Based Award" means an award under Section 9 hereof that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

       (r) "Plan" means this Computer Products, Inc. 1990 Performance Equity Plan, as hereinafter amended from time to time.

       (s) "Restricted Stock" means Common Stock, received under an award made pursuant to Section 7 hereof, that is subject to restrictions under said
Section 7.

       (t) "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

       (u) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 hereof, to recover an amount equal to the SAR Value.

       (v)  "Stock Option" or "Option" means any Non-Qualified Stock
Option or Incentive Stock Option to purchase shares of Stock which is awarded pursuant to the Plan.

       (w) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2. ADMINISTRATION.

     2.1. COMMITTEE MEMBERSHIP. The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of awards under the Plan with the requirements of Rule 16b-3 under the Exchange Act or with the requirements of any other applicable law, rule or regulation.

     2.2. POWERS OF COMMITTEE. The Committee shall have full authority to award, pursuant to the terms of the Plan, to eligible employees and prospective employees described under Section 4 hereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

       (a) to select the eligible employees and prospective employees to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

       (b) to determine the Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be awarded hereunder to one or more eligible employees;

       (c) to determine the number of shares to be covered by each award granted hereunder;

       (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

       (e) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

       (f) to determine the terms and conditions under which awards hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

       (g) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the Holder; and

       (h) to substitute (A) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (B) new awards of any other type for previously granted awards of the same or other type, which previously granted awards are upon less favorable terms.

     2.3. INTERPRETATION OF PLAN. Subject to Section 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

     Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Holders.

SECTION 3. COMMON STOCK SUBJECT TO PLAN.

     3.1. NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 5,950,000 shares. The number of shares reserved for issuance pursuant to awards granted under the Plan shall be increased each year, commencing on the date after March 11, 1997, that the number of shares available for grant under the Plan shall have been fully granted and be no longer available (the "Reset Date"). On the Reset Date, the number of shares reserved for issuance under the Plan shall be increased to an amount equal to 14.9% of the total number of shares of Common Stock outstanding on such date minus the number of shares subject to outstanding awards on such date. On each anniversary of the Reset Date during the term of the Plan, the number of shares reserved for issuance under the Performance Plan shall be increased so that the number of shares available for grant thereunder plus the number of shares subject to outstanding awards shall be equal to 14.9% of the total number of shares of Common Stock outstanding on such date. If any shares of Common Stock that are subject to a Stock Option or Stock Appreciation Right cease to be subject to such Option or Stock Appreciation Right, or if any shares that are subject to a Restricted Stock or Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. The number of shares of Common Stock deemed to be issued under the Plan upon the exercise of an Option or Other Stock-Based Award in the nature of a stock purchase right shall be reduced by the number of shares of Common Stock surrendered by the Holder in payment of the exercise or purchase price of the award and withholding taxes thereon. The maximum number of shares of common stock with respect to which awards may be granted during any calendar year to any employee shall be 250,000 shares.

     3.2. CHARACTER OF SHARES. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     3.3. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Holder or a regular cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the maximum number of shares with respect to which awards may be granted to any employee in any year, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of each Holder's rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4. ELIGIBILITY.

     4.1. GENERAL. Awards under the Plan may be made to (i) officers and other key employees of the Company or any Subsidiary (including officers and key employees serving as directors of the Company) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary; and (ii) prospective employees of the Company or its Subsidiaries. The exercise of any Stock Option and the vesting of any award hereunder granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or a Subsidiary. The term "prospective employee" shall mean any person who holds an outstanding offer of regular employment on specific terms from the Company or a Subsidiary.

     4.2. Intentionally Omitted.

SECTION 5. STOCK OPTIONS.

     5.1. GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, as the Committee may from time to time approve.

The Committee shall have the authority to grant to any Holder hereof Incentive Stock Options, Non- Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) which options may be granted alone, in tandem with or in addition to other awards under the Plan. To the extent that any Stock Option (or portion thereof) does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Unless granted in substitution for another outstanding award, Options shall be granted for no consideration other than services.

     5.2. TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

       (a) EXERCISE PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Stock at the time of grant (110%, in the case of an Incentive Stock Option granted to a Holder ("10% Stockholder") who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the
Code).

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted.

       (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

       (d) METHOD OF EXERCISE. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in whole shares of Common Stock which are already owned by the Holder of the Stock Option or, unless otherwise provided in the Stock Option Agreement, partly in cash and partly in such Common Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which a Stock Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock (which shall be valued at the Fair Market Value of a share of Common Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. Except as otherwise expressly provided in this Plan or in the Agreement, no Stock Option may be exercised at any time unless the Holder thereof is then an employee of the Company or of a Subsidiary. The Holder of a Stock Option shall have none of the rights of a stockholder with respect to the shares subject to the Stock Option until such shares shall be transferred to the Holder upon the exercise of the Stock Option.

       (e) BUYOUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy out for cash or otherwise settle a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made, including a settlement by exchange of a different award under the Plan for the surrender of the Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

     6.1. GRANT AND EXERCISE. Stock Appreciation Rights may be granted in tandem with ("Tandem Stock Appreciation Right") or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option. Unless granted in substitution for another outstanding award, Stock Appreciation Rights shall be granted for no consideration other than services.

     A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

     A Tandem Stock Appreciation Right may be exercised by a Holder, in accordance with Section 6.2 hereof, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form of payment determined in the manner prescribed in Section 6.2 hereof. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent Tandem Stock Appreciation Rights have been exercised.

     6.2. TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to the following terms and conditions:

       (a) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 hereof and this Section 6, and may be subject to such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

       (b) RECEIPT OF SAR VALUE. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Common Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

       (c) SHARES AFFECTED UNDER PLAN. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitations set forth in Section 3 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

       (d) LIMITED STOCK APPRECIATION RIGHTS.  The Committee may grant
"Limited Stock Appreciation Rights" i.e., Stock Appreciation Rights that become exercisable upon the occurrence of one or more of the events which trigger a Change of Control as defined in Section 10 hereof, and shall be settled in an amount equal to the Formula Price Per Share, subject to such other terms and conditions as the Committee may specify.

SECTION 7. RESTRICTED STOCK.

     7.1. GRANT. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. Unless granted in substitution for another outstanding award, Restricted Stock shall be granted for no consideration other than services.

     7.2. TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:

       (a) CERTIFICATES. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as hereinafter defined) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

       (b) RIGHTS OF HOLDER. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions
("Retained Distributions") made or declared with respect to the Restricted
Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (D) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

       (c) VESTING; FORFEITURE. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 8.   DEFERRED STOCK.

     8.1. GRANT. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards. Unless granted in substitution for an outstanding award or upon exercise of an Option, Deferred Stock shall be issued for no consideration other than services.

     8.2. TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

       (a) CERTIFICATES. At the expiration of the Deferral Period (or the additional Deferral Period referred to in Section 8.2(d) hereof ("Additional Deferral Period", where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number of the shares equal to the number covered by the Deferred Stock award.

       (b) DIVIDENDS. As determined by the Committee, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the Holder currently or deferred and deemed to be reinvested in additional Deferred Stock.

       (c) VESTING; FORFEITURE. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

       (d) ADDITIONAL DEFERRAL PERIOD. A Holder may request to, and the Committee may in its sole discretion at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

SECTION 9. OTHER STOCK-BASED AWARDS.

     9.1. GRANT AND EXERCISE. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock- Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

     The Committee shall determine the eligible persons to whom and the time or times at which grants of such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. Notwithstanding the foregoing, except to the extent that an Other Stock-Based Award is granted in substitution for another outstanding award or is delivered upon exercise of an Option, the amount of consideration to be required to be received by the Company shall be either no consideration (other than services) or, in the case of an Other Stock-Based Award in the nature of a purchase right, an amount equal to or greater than 50% of the Fair Market Value of the shares to which the award relates on the date of grant of such award.

     9.2. TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to the following terms and conditions:

       (a) DIVIDENDS. The Holder of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Common Stock.

       (b) VESTING; FORFEITURE. Any Other Stock-Based Award and any Common Stock covered by an Other Stock-Based Award shall vest or be forfeited to the extent so provided in the Agreement.

SECTION 10. ACCELERATION.

     10.1. ACCELERATION UPON CHANGE OF CONTROL. Unless the award Agreement provides otherwise or unless the Holder waives the application of this Section
10.1 prior to a Change of Control (as hereinafter defined), in the event of a Change of Control:

       (a) Each outstanding Stock Option, Stock Appreciation Right and Limited Stock Appreciation Right granted under the Plan shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the Agreement; and

       (b) All restrictions and deferral limitations related to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards, shall be deemed to have expired and all such awards and any related Retained Distributions shall become vested.

     10.2. CHANGE OF CONTROL DEFINED. A "Change of Control" shall be deemed to have occurred upon any of the following events:

       (a) The consummation of any of the following transactions: (i) any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 50% of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (iii) the liquidation or dissolution of the Company; or

     (b) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit- sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities); or

       (c) If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof.

     10.3. GENERAL WAIVER BY COMMITTEE. The Committee may, after grant of an award, accelerate the vesting of all or any part of any Stock Option, Deferred Stock, Restricted Stock or any Other Stock- Based Award and/or waive any limitations or restrictions, if any, for all or any part of an award.

     10.4. ACCELERATION UPON TERMINATION OF EMPLOYMENT. In the case of a Holder whose employment with the Company or a Subsidiary is involuntarily terminated for any reason (other than for cause), the Committee may accelerate the vesting of all or any part of any award and/or waive in whole or in part any or all of the remaining deferral limitations or restrictions imposed hereunder or pursuant to the Agreement.

SECTION 11. AMENDMENTS AND TERMINATION.

     11.1. AMENDMENTS TO PLAN. The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the stockholders of the outstanding shares of Common Stock if (a) it increases the aggregate number of shares of Common Stock which are available pursuant to the Plan, (except as provided in Section 3 hereof) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of any applicable law, rule or regulation.

     11.2. AMENDMENTS TO INDIVIDUAL AWARDS. The Committee may amend the terms of any award granted under the Plan; provided, however, that subject to Section 3 hereof, no such amendment may be made by the Committee which in any material respect impairs the rights of the Holder without the Holder's consent.

SECTION 12. TERM OF PLAN.

     12.1. EFFECTIVE DATE. The Plan shall be effective as of August 29, 1990 ("Effective Date").

     12.2. TERMINATION DATE. No award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards granted prior to such tenth anniversary may extend beyond that date. The Plan shall terminate at such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding.

SECTION 13. GENERAL PROVISIONS.

     13.1. INVESTMENT REPRESENTATIONS. The Committee may require each person acquiring shares of Common Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     13.2. ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     13.3. NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

     13.4. WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for Federal income tax purposes with respect to any award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

     13.5. GOVERNING LAW. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida (without regard to choice of law provisions).

     13.6. OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     13.7. EMPLOYEE STATUS. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards granted under the Plan shall not be affected by any change of employment, so long as the Holder continues to be an employee of the Company or any Subsidiary.

     13.8. NON-TRANSFERABILITY. Other than the transfer of a Stock Option, Stock Appreciation Right or other award by will, by the laws of descent and distribution, or pursuant to the express provisions of the applicable Agreement, no award under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. Except as expressly provided in any applicable Agreement, any Stock Option, Stock Appreciation Right or other award granted under this Plan shall be only exercisable during the lifetime of the Holder by the Holder or by his guardian or legal representative.

     13.9. APPLICABLE LAWS. The obligations of the Company with respect to all awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or the NASDAQ National Market System if the Common Stock is designated for quotation thereon.

     13.10. CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options,
Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

     13.11. WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

     13.12. CONSIDERATION FOR COMMON STOCK. The Committee may not grant any awards under the Plan pursuant to which the Company will be required to issue any shares of Common Stock unless the Company will receive consideration for the shares of Common Stock sufficient under the laws of the State of Florida so that such shares of Common Stock will be fully paid and non-assessable when issued.

     13.13. COMMON STOCK CERTIFICATES. Notwithstanding anything to the contrary contained herein, whenever certificates representing shares of Common Stock subject to an award are required to be delivered pursuant to the terms of the Plan, the Company may in lieu of such delivery requirement comply with the provisions of Section 607.0626 of the Florida Business Corporation Act. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     13.14. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

     13.15 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT. As of September 24, 1996, the Plan is intended to be governed by the provisions of Rule 16b-3 under
Section 16 of the Exchange Act, as amended by Release Number 34-37260, and shall not be subject to the phase-in period for such amendment after such date.

                            COMPUTER PRODUCTS, INC.
               PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 8, 1997

                 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE
                               BOARD OF DIRECTORS

     The undersigned stockholder(s) of COMPUTER PRODUCTS, INC., a Florida corporation (the "Company"), hereby constitute(s) and appoint(s) PHILLIP A. O'REILLY and BERT SAGER, and each of them, with full power of substitution in each, as the agent, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Deerfield Beach Hilton, 100 Fairway Drive, Deerfield Beach, Florida, on May 8, 1997 at 10:00 A.M. (local time), and any adjournments thereof, all of the shares of stock which the undersigned would be entitled to vote if then personally present in the manner specified and on any other business as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3, AND AT THE PROXIES' DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

          (Continued and to be signed and dated on the reverse side.)

1. ELECTION OF DIRECTORS

FOR all nominees             WITHHOLD AUTHORITY             *EXCEPTIONS
listed below                  to vote for all
                              nominees listed
                              below

   /___/                                 /___/                     /___/

Nominees: Edward S. Croft, III, Joseph M. O'Donnell, Stephen A. Ollendorff,
          Phillip A. O'Reilly, Bert Sager, Lewis Solomon

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the "EXCEPTIONS" box and write the nominee's name in the space below.)

*EXCEPTIONS ___________________________________________________________________

2. To approve the Company's 1990 Performance Equity Plan, as amended (the "Performance Plan"), including Amendment No. 1 to increase the number of shares currently available for grant.

   FOR /___/   AGAINST /___/   ABSTAIN /___/

3. To approve the Performance Plan, including Amendment No. 2 to increase the number of shares available for grant in future years.

   FOR /___/   AGAINST /___/   ABSTAIN /___/

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof and as set forth in Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

                                        Please sign exactly as name appears
                                        above. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated ___________________________, 1997


                                        _______________________________________
                                                      Signature

                                        _______________________________________
                                               Signature if held jointly

Please Mark, Sign, Date and                   Votes must be indicated
Return the Proxy Card Promptly                (x) in Black or Blue ink /___/
Using the Enclosed Envelope.